                       SIXTH AMENDMENT TO LOAN AGREEMENT


     THIS SIXTH AMENDMENT TO LOAN AGREEMENT, made as of this 31st day of December, 1996 (the "Amendment Date"), by and among CENCOM CABLE INCOME PARTNERS II, L.P., a Delaware limited partnership (the "Borrower"), THE TORONTO-DOMINION BANK ("T-D Bank"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, CIBC INC. and PNC BANK, NATIONAL ASSOCIATION (as successor by merger to Provident National Bank) (collectively, the "Banks") and TORONTO DOMINION (TEXAS), INC. (successor to The Toronto-Dominion Bank Trust Company), as administrative agent for the Banks (the "Agent"),


                              W I T N E S S E T H:


     WHEREAS, the Borrower, the Agent, The Toronto-Dominion Bank, and Marine Midland Bank N.A. are original parties to that certain Loan Agreement dated as of June 29, 1990 (the "Original Loan Agreement"); and

     WHEREAS, the Borrower, the Agent, The Toronto-Dominion Bank, and Provident National Bank are parties to that certain First Amendment to Loan Agreement (the "First Amendment") dated December 11, 1990 pursuant to which Provident National Bank, by way of an Assignment and Assumption Agreement, became a "Bank" under the Original Loan Agreement, and assumed all of the rights and obligations of Marine Midland Bank N.A. thereunder and under the Loan Documents relating thereto; and

     WHEREAS, the Borrower, the Agent, The Toronto-Dominion Bank, Bank of America National Trust and Savings Association, CIBC Inc. and PNC Bank, National Association are parties to that certain Second Amendment to Loan Agreement (the "Second Amendment") dated May 10, 1993 pursuant to which each of Bank of America National Trust and Savings Association, CIBC Inc. and PNC Bank, National Association (as successor by merger to Provident National Bank) became a "Bank" thereunder, that certain Third Amendment to Loan Agreement dated as of June 30, 1994 (the "Third Amendment"), that certain Fourth Amendment to Loan Agreement (the "Fourth Amendment") and that certain Fifth Amendment to Loan Agreement (the "Fifth Amendment") (the Original Loan Agreement, as amended by the First Amendment, Second Amendment, Third Amendment, the

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Fourth Amendment and the Fifth Amendment, collectively, the "Loan Agreement");
and

     WHEREAS, the Borrower has requested the Agent and the Banks to agree to amend the Loan Agreement as set forth herein;

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement except as otherwise defined or limited herein, and further agree as follows:

     1. Amendment to Article 1. Article 1 of the Loan Agreement, Definitions, is hereby amended by deleting the existing definition of "Maturity Date" in its entirety and by substituting the following in lieu thereof:

           "`Maturity Date' shall mean June 30, 1997, or such earlier date as payment of the Loans shall be due (whether by acceleration or otherwise)."

     2. Representations and Warranties. The Borrower hereby represents and warrants in favor of the Agent and each Bank as follows:

        (a) Each representation and warranty set forth in Article 4 of the Loan Agreement is hereby restated and affirmed as true and correct as of the date hereof;

        (b) The Borrower has the partnership power and authority (i) to enter into this Amendment and the Renewal Notes (as such term is hereinafter
defined), and   (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

        (c) This Amendment and the Renewal Notes have been duly authorized, validly executed and delivered by one or more



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Authorized Signatories, and constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms; and

        (d) The execution and delivery of this Amendment and the Renewal Notes and performance by the Borrower under the Loan Agreement, as amended hereby, and the Renewal Notes do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, and are not and will not be in contravention of or in conflict with the Certificate of Limited Partnership or Partnership Agreement of the Borrower or the Certificate of Incorporation or By-Laws of the General Partner, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is party or by which the Borrower's assets or properties are or may become bound.

     3. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the prior fulfillment of each of the following conditions:

        (a) the truth and accuracy of the representations and    warranties
contained in Section 2 hereof;

        (b) the receipt by each of the Banks of a promissory note substantially in the form of Exhibit A attached hereto (collectively, the "Renewal Notes"), which Renewal Notes shall be deemed to be "Notes" under the Loan Agreement and the other Loan Documents for all purposes hereafter;

        (c) the receipt by the Agent and the Banks of a signed opinion of counsel to the Borrower in form and substance satisfactory to the Agent and its special counsel;

        (d) the receipt by the Agent and the Banks of an incumbency certificate with respect to the officers of the Borrower signing this Amendment on behalf of the Borrower, in form and substance satisfactory to the Agent and its special counsel;



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        (e) the receipt by each Bank of an amendment fee in an amount equal to the product of (i) such Bank's portion of the Commitment, multiplied by (ii) 0.50%, which fee shall be fully earned when due and non-refundable when paid; and

        (f) the receipt by the Agent and the Banks of any other documents which the Agent or any Bank may reasonably request, certified by an appropriate governmental official or officer of the Borrower if so requested.

     4. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

     5. Law of Contract. THIS AMENDMENT SHALL BE DEEMED TO BE MADE PURSUANT TO THE LAWS OF THE STATE OF NEW YORK WITH RESPECT TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED, INTERPRETED, PERFORMED AND ENFORCED IN ACCORDANCE THEREWITH.

     6. Effective Date. Upon satisfaction of the conditions precedent referred to in Section 3 above, this Amendment shall be effective as of the date first set forth above.

     7. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

     8. No Other Amendment or Waiver. Except for the amendments set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. The amendments agreed to herein shall not constitute a modification of the Loan Agreement or a course of dealing with the Agent and the Banks at variance with the Loan Agreement such as to require further notice by the Agent, the Banks or the Majority Banks to require strict compliance with the terms of the Loan Agreement, as amended by this Amendment, and the other Loan Documents in the future.


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     IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute, deliver and seal this Amendment as of the day and year first above written, to be effective as set forth in Section 6 hereof.


BORROWER:            CENCOM CABLE INCOME PARTNERS II, L.P., a Delaware limited
                     partnership

                     By its General Partner:

                                           CENCOM PROPERTIES II, INC., a
                                           Delaware corporation

   [CORPORATE SEAL]                        By:
                                           -------------------------------------
                                              Title:
                                           -------------------------------------


AGENT:                                     TORONTO DOMINION (TEXAS), INC.

                                           By:
                                           -------------------------------------
                                           Title:
                                           -------------------------------------


BANKS:                                     THE TORONTO-DOMINION BANK

                                           By:
                                           -------------------------------------
                                           Title:
                                           -------------------------------------


                                           BANK OF AMERICA NATIONAL TRUST AND
                                           SAVINGS ASSOCIATION

                                           By:
                                           -------------------------------------
                                           Title:
                                           -------------------------------------


                                           CIBC INC.

                                           By:
                                           -------------------------------------
                                           Title:
                                           -------------------------------------






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                                           PNC BANK, NATIONAL ASSOCIATION (as
                                           successor by merger to
                                           Provident National Bank)

                                           By:
                                           -------------------------------------
                                           Title:
                                           -------------------------------------


Exhibit A - Form of Renewal Note





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                                   EXHIBIT A

                              FORM OF RENEWAL NOTE